Exhibit 10.6

                     AMENDMENT OF DISTRIBUTORSHIP AGREEMENT


This Amendment of Distributorship Agreement ("Termination Agreement") is made and entered into as of the 17th day of February, 2005 between Rubicon Medical Inc, a U.S. corporation with its principal offices at 3598 W. 1820 South, Salt Lake City, Utah, 84119, USA ("Rubicon Medical"), and NGC Medical Spa, an Italian corporation with its principal offices at Novedrate (CO), via Provinciale 35, ITALY ("Distributor").

WHEREAS, Rubicon Medical and Distributor entered into that certain Distributorship Agreement dated as of February 6, 2004 (the "Distributorship Agreement"); and

WHEREAS, Rubicon Medical and Distributor now wish to amend the Distributorship Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, Rubicon Medical and Distributor agree as follows:

1. The Distributorship Agreement is hereby amended by inserting the following paragraph as new section 12.9 of the Distributorship Agreement, immediately following existing section 12.8 thereof:

         12.9 Rubicon Medical may terminate this Agreement for any reason or for no reason by providing written notice of termination to Distributor and paying Distributor an early termination fee in the amount of U.S. $200,000. Any such notice of termination shall specify the date of termination and shall be delivered to Distributor not less than five days prior to the specified termination date.

2. Except as specifically provided herein, the Distributorship Agreement shall be unmodified and shall continue in full force and effect.

Dated as of the date first above written.

 "Rubicon Medical"                                    "Distributor"

 Rubicon Medical, Incorporated                        NGC Medical Spa


 By /s/ Richard J. Linder                             By /s/ Paolo Cremascoli
   ----------------------                               -----------------------
 Name: Richard J. Linder                              Name: Paolo Cremascoli
 Title: President and CEO                             Title: CEO